Exhibit 99.1 - Pool Data Reprot

CIT Equipment Collateral 2004-VT1
Composition of Contract Pool
at December 31, 2006

		Weighted	Weighted	Average
	Current	Average	Average	Required
Number	Required	Original	Remaining	Payoff
of	Payoff	Term	Term	Amount
Contracts	Amount			(Range)

16,006	100,106,901	58.89 months	18.22 months	$6,254
($0 to $765,657.41)

Type of Contract
at December 31, 2006

		% of
		Total		% of
	Number	Number	Required	Required
	of	of	Payoff	Payoff
Type of Contract	Contracts	Contracts	Amount	Amount
True Leases	10,419	65.09%	75,160,674	75.08%
Finance Leases	5,587	34.91	24,946,227	24.92
Total	16,006	100.00%	100,106,901	100.00%

CIT Equipment Collateral 2004-VT1
Geographical Distribution
(Based on obligor billing address)
at December 31, 2006

		% of
		Total		% of
	Number	Number	Required	Required
	of	of	Payoff	Payoff
State	Contracts	Contracts	Amount	Amount
Alabama	150	0.94%	670,154	0.67%
Alaska	20	0.12	49,870	0.05
Arizona	217	1.36	1,515,066	1.51
Arkansas	66	0.41	397,667	0.40
California	1,925	12.03	9,535,790	9.53
Colorado	306	1.91	1,229,692	1.23
Connecticut	231	1.44	1,542,517	1.54
Delaware	53	0.33	352,115	0.35
District of Columbia	51	0.32	179,320	0.18
Florida	1,555	9.72	9,418,485	9.41
Georgia	465	2.91	3,054,720	3.05
Hawaii	26	0.16	93,583	0.09
Idaho	34	0.21	87,353	0.09
Illinois	505	3.16	4,525,749	4.52
Indiana	160	1.00	1,281,388	1.28
Iowa	77	0.48	655,494	0.65
Kansas	63	0.39	283,649	0.28
Kentucky	91	0.57	365,114	0.36
Louisiana	113	0.71	232,140	0.23
Maine	17	0.11	18,477	0.02
Maryland	293	1.83	1,754,495	1.75
Massachusetts	664	4.15	4,213,695	4.21
Michigan	740	4.62	3,541,488	3.54
Minnesota	221	1.38	1,069,003	1.07
Mississippi	58	0.36	167,241	0.17
Missouri	138	0.86	690,680	0.69
Montana	24	0.15	27,093	0.03
Nebraska	39	0.24	224,786	0.22
Nevada	74	0.46	379,166	0.38
New Hampshire	71	0.44	272,011	0.27
New Jersey	1,410	8.81	10,798,501	10.79
New Mexico	49	0.31	94,478	0.09
New York	1,745	10.90	16,340,637	16.32
North Carolina	234	1.46	1,158,975	1.16
North Dakota	8	0.05	21,084	0.02
Ohio	318	1.99	1,723,897	1.72
Oklahoma	73	0.46	251,232	0.25
Oregon	178	1.11	774,912	0.77
Pennsylvania	839	5.24	5,620,667	5.61
Rhode Island	41	0.26	260,465	0.26
South Carolina	169	1.06	893,008	0.89
South Dakota	33	0.21	190,575	0.19
Tennessee	331	2.07	2,009,348	2.01
Texas	1,074	6.71	6,168,399	6.16
Utah	81	0.51	322,235	0.32
Vermont	29	0.18	153,882	0.15
Virginia	360	2.25	1,965,515	1.96
Washington	363	2.27	2,102,710	2.10
West Virginia	57	0.36	335,774	0.34
Wisconsin	153	0.96	1,056,649	1.06
Wyoming	14	0.09	35,959	0.04
Total	16,006	100.00%	100,106,901	100.00%

CIT Equipment Collateral 2004-VT1
Payment Status
at December 31, 2006

		% of
		Total		% of
	Number	Number	Required	Required
	of	of	Payoff	Payoff
Days Delinquent	Contracts	Contracts	Amount	Amount

Current, including 1 to 30 day
delinquent contracts	14,589	91.15%	95,306,422	95.20%
31-60 days delinquent	509	3.18	2,757,849	2.75
61-90 days delinquent	253	1.58	842,798	0.84
91-120 days delinquent	341	2.13	597,427	0.60
Over 120 days delinquent	314	1.96	602,406	0.60
Total	16,006	100.00%	100,106,901	100.00%

Equipment Type
at December 31, 2006

		% of
		Total		% of
	Number	Number	Required	Required
	of	of	Payoff	Payoff
Type of Equipment	Contracts	Contracts	Amount	Amount

Telecommunciations	5,411	33.81%	57,303,038	57.24%
General Office Equipment/Copiers	4,573	28.57	32,420,382	32.39
Computers	4,936	30.84	5,384,427	5.38
Automotive	995	6.22	4,236,705	4.23
Other (1)	87	0.54	740,582	0.74
Software	4	0.02	21,768	0.02
Total	16,006	100.00%	100,106,901	100.00%

(1) Includes $175,630.31 as the largest and $8,512.43 as the average Required Payoff Amount

CIT Equipment Collateral 2004-VT1
Required Payoff Amount
at December 31, 2006

		% of
		Total		% of
	Number	Number	Required	Required
	of	of	Payoff	Payoff
Required Payoff Amount	Contracts	Contracts	Amount	Amount

0.01 - 5,000.00	12,061	75.35%	20,810,596	20.79%
5,000.01 - 10,000.00	2,001	12.50	13,954,114	13.94
10,000.01 - 15,000.00	698	4.36	8,450,875	8.44
15,000.01 - 25,000.00	553	3.45	10,637,281	10.63
25,000.01 - 50,000.00	420	2.62	14,408,031	14.39
50,000.01 - 100,000.00	173	1.08	12,102,725	12.09
100,000.01 - 150,000.00	50	0.31	6,017,736	6.01
150,000.01 - 250,000.00	30	0.19	5,641,823	5.64
250,000.01 - 500,000.00	16	0.10	5,488,662	5.48
500,000.01 - 765,657.41	4	0.02	2,595,059	2.59
Total	16,006	100.00%	$ 100,106,901	100.00%

Remaining Term
at December 31, 2006
		% of
		Total		% of
	Number	Number	Required	Required
	of	of	Payoff	Payoff
Remaining Terms of Contracts	Contracts	Contracts	Amount	Amount
(months)

0- 12	7,081	44.24%	13,609,240	13.59%
13- 24	8,560	53.48	80,900,060	80.81
25- 36	361	2.26	5,346,003	5.34
37- 48	4	0.02	251,598	0.25
Total	16,006	100.00%	$ 100,106,901	100.00%

CIT Equipment Collateral 2004-VT1
Types of Obligor
at December 31, 2006
		% of
		Total		% of
	Number	Number	Required	Required
	of	of	Payoff	Payoff
Type of Obligor	Contracts	Contracts	Amount	Amount

Service Organizations (1)	7,877	49.21%	50,336,546	50.28%
Financial Services Institutions	1,571	9.82	11,448,268	11.44
Manufacturing	1,422	8.88	11,269,394	11.26
Medical / Healthcare Organizations	1,058	6.61	7,479,137	7.47
Wholesale Trade	990	6.19	6,209,490	6.20
Retail Trade	1,302	8.13	5,071,106	5.07
Transportation	363	2.27	2,326,655	2.32
Construction	624	3.90	1,778,575	1.78
Printing & Publishing	235	1.47	1,509,032	1.51
Communications & Utilities	173	1.08	1,174,318	1.17
Government	143	0.89	949,567	0.95
Resources & Agriculture	160	1.00	358,167	0.36
Other (2)	88	0.55	196647.27	0.20
Total	16,006	100.00%	100,106,901	100.00%

(1) Primarily: Other Services&Organizations (19.00%); Engineering, Accounting and Research (14.76%); Membership Organisations (12.90% Business Services (12.17%); and Automotive Svcs (10.10%) .

(2) Includes $22,503.68 as the largest required payoff amount relating to a single obligor.

As shown in the table above, the servicer's records lists 0.20% of the total required payoff amount in the category of "Other" types of obligor. The servicer notes that the collateral securing approximately 0.05% of the required payoff amount represents small ticket computer equipment typically leased to small businesses. The remaining "Other" obligor category represents approximately 0.15% of the required payoff amount. The servicer has not analyzed this category to determine whether or not the contracts included in it could be grouped into some other more specific type of obligor category.

Obligor Concentration

% of
	Number	% of Total	Required	Required
Obligors (including contracts securing	of	Number of	Payoff	Payoff
vendor loans )	Contracts	Contracts	Amount	Amount

Top 5 Obligors	25	0.16%	$ 5,670,635	5.66%

The Top 5 obligors conduct business in the Services (3.14%), Manufacturing industries (1.73%), and Financial Services Institutions (0.79%) .

CIT Equipment Collateral 2004-VT1
Scheduled Payments from the Contracts
at December 31, 2006

Collection	Scheduled	Collection	Scheduled
Period	Cashflows	Period	Cashflows

Positive Rent Due	2,137,176.51

January-2007	5,338,369.97	January-2009	224,124.23
February-2007	6,452,582.86	February-2009	59,538.75
March-2007	6,269,020.07	March-2009	30,882.91
April-2007	6,095,887.79	April-2009	24,713.52
May-2007	5,900,255.92	May-2009	21,790.17
June-2007	5,752,090.42	June-2009	20,961.92
July-2007	5,689,260.96	July-2009	15,413.37
August-2007	5,404,913.90	August-2009	13,730.42
September-2007	5,258,363.88	September-2009	13,731.42
October-2007	5,106,677.75	October-2009	6,319.87
November-2007	4,889,435.17	November-2009	6,319.87
December-2007	4,709,648.04	December-2009	6,319.87
January-2008	4,626,108.69	January-2010	6,320.87
February-2008	4,475,787.52	February-2010	6,280.51
March-2008	4,339,591.83	March-2010	6,280.51
April-2008	3,940,571.89	April-2010	6,281.51
May-2008	3,452,212.40	May-2010	1,926.63
June-2008	3,085,200.30	June-2010	1,926.63
July-2008	2,695,669.76	July-2010	1,926.63
August-2008	2,228,389.19	August-2010	1,926.63
September-2008	1,736,000.33	September-2010	1,926.63
October-2008	1,261,827.85	October-2010	754.93
November-2008	866,202.27	November-2010	754.93
December-2008	461,802.69	December-2010	755.93